UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 26, 2014
(Date of earliest event reported: February 26, 2014)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2014, Revlon Consumer Products Corporation (“RCPC”), Revlon, Inc.’s wholly-owned operating subsidiary, entered into an amendment (the “February 2014 Term Loan Amendment”) to RCPC’s Term Loan Agreement (as amended, the "Term Loan Agreement"), among RCPC, as borrower, a syndicate of lenders and Citicorp USA, Inc. (“CUSA”), as administrative agent and collateral agent.

The February 2014 Term Loan Amendment reduced the interest rates applicable to the $675 million tranche of term loans under the Term Loan Agreement (the “Amended Tranche”).  After giving effect to such amendment, Eurodollar Loans under the Amended Tranche bear interest at the Eurodollar Rate plus 2.5% per annum, with the Eurodollar Rate not to be less than 0.75% (compared to 3.0% and 1.0%, respectively, prior to the February 2014 Term Loan Amendment), while Alternate Base Rate loans under the Amended Tranche bear interest at the Alternate Base Rate plus 1.5%, with the Alternate Base Rate not to be less than 1.75% (compared to 2.0% in each case prior to the February 2014 Term Loan Amendment) (and as each such term is defined in the Term Loan Agreement).

RCPC’s $700 million tranche of term loans incurred in October 2013 pursuant to the Incremental Amendment and RCPC’s existing asset-based, multi-currency revolving credit facility were not amended in connection with the February 2014 Term Loan Amendment.

A copy of the February 2014 Term Loan Amendment is attached hereto as Exhibit 4.1 and its terms are incorporated by reference into this Item 1.01.  The Term Loan Agreement and its Incremental Amendment, before giving effect to the February 2014 Term Loan Amendment, were filed as Exhibits 4.1 and 4.2, respectively, to RCPC’s Current Report on Form 8-K filed with the SEC on August 19, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 3 to the Term Loan Agreement, dated as of February 26, 2014.

4.2
Reaffirmation Agreement, dated as of February 26, 2014, among RCPC, Revlon, Inc., certain of RCPC’s domestic subsidiaries and CUSA, as administrative agent and collateral agent in connection with Amendment No. 3 to the Term Loan Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER
PRODUCTS CORPORATION

By: /s/ Lucinda K. Treat
Lucinda K. Treat
Executive Vice President and General Counsel

February 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 3 to the Term Loan Agreement, dated as of February 26, 2014.

4.2
Reaffirmation Agreement, dated as of February 26, 2014, among RCPC, Revlon, Inc., certain of RCPC’s domestic subsidiaries and CUSA, as administrative agent and collateral agent in connection with Amendment No. 3 to the Term Loan Agreement.